                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 23, 1999
                                                 --------------



                                 NET 2 L. P.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                                  33-25984                              13-3497738
-------------------------------               ------------------------                  ------------------
(State or other jurisdiction of               (Commission File Number)                    (IRS Employer
incorporation or organization)                                                          Identification No.)



c/o Lexington Corporate Properties Trust
355 Lexington Avenue
New York, New York                                                                             10017
-----------------------------------------                                                  ------------
(Address of principal Executive offices)                                                    (zip code)



Registrant's telephone number, including area code                                        (212) 692-7200
                                                                                          --------------

                                       N/A
          -------------------------------------------------------------

          (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On March 23, 1999, NET 2 L. P. (the "Partnership") acquired a property in Bristol, Pennsylvania (the "Bristol Property"), for approximately $8.8 million. The purchase price was satisfied by the proceeds of a first mortgage note of approximately $6.6 million and approximately $2.2 million in cash. The note bears interest at a rate of 7.25% per annum and requires monthly payments of principal and interest of $47,575 based on a 25-year amortization schedule beginning May 1, 1999. The note matures on April 30, 2009.

The Bristol Property consists of an approximately 96,000 square foot office building net leased to Jones Apparel Group, Inc. (the "Tenant"), commenced on August 1, 1998 through July 31, 2013. There are no renewal terms on the lease. The annual fixed rents are payable as follows:

              Period of                           Monthly                         Total Annual
             Lease Term                         Installment                        Fixed Rent
             ----------                         -----------                        ----------
               Year 1                          $      64,000                      $     768,000
               Year 2                          $      65,920                      $     791,040
               Year 3                          $      67,920                      $     815,040
               Year 4                          $      69,920                      $     839,040
               Year 5                          $      72,000                      $     864,000
               Year 6                          $      74,160                      $     889,920
               Year 7                          $      76,400                      $     916,800
               Year 8                          $      78,720                      $     944,640
               Year 9                          $      81,120                      $     973,440
               Year 10                         $      83,520                      $   1,002,240
               Year 11                         $      86,000                      $   1,032,000
               Year 12                         $      88,560                      $   1,062,720
               Year 13                         $      91,200                      $   1,094,400
               Year 14                         $      93,920                      $   1,127,040
               Year 15                         $      96,720                      $   1,160,640

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)      Financial Statements

         The Tenant of the Bristol Property is a publicly held company and is listed on the New York Stock Exchange. As of December 31, 1998, the Tenant reported total consolidated assets, liabilities and stockholders' equity of approximately $1,189 million, $595 million and $594 million, respectively. For the year ended December 31, 1998, the Tenant reported total consolidated revenues and net income of approximately $1,669 million and $155 million, respectively.

     (b) Pro Forma Financial Information

         Estimated Taxable Operating Results and Cash Available from Operations of the Bristol Property

         Notes to Estimated Taxable Operating Results and Cash Available from Operations of the Bristol Property

         Pro Forma Balance Sheet at December 31, 1998

         Pro Forma Statement of Income for the Year Ended December 31, 1998

         Notes to Pro Forma Financial Statements

(c)      Exhibits:

         None.

                                   NET 2 L. P.
                     Estimated Taxable Operating Results and
                         Cash Available from Operations
                             of the Bristol Property
                          (Unaudited and in thousands)



The following statement represents estimates of taxable operating results and cash available from operations of the Bristol Property, based upon rents to be received in the first year of the lease. These estimated results do not purport to represent results of operations of the Bristol Property in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. The General Partner is not aware of any material supportable facts that would cause these estimates to be misleading.


Estimated Taxable Operating Results:
       Cash rent under net lease                                 $         778
Less:
       Interest expense                                                    477
       Depreciation                                                        191
                                                                         -----
Estimated taxable operating results                              $         110
                                                                         =====



Estimated Cash Available from Operations:
       Estimated taxable operating results                       $         110
Add:
       Depreciation                                                        191
                                                                         -----
Estimated cash available from operations                         $         301
                                                                         =====

                                   NET 2 L.P.
                    NOTES TO ESTIMATED OPERATING RESULTS AND
                         CASH AVAILABLE FROM OPERATIONS
                             OF THE BRISTOL PROPERTY



Basis of Presentation

       Cash rent under the net lease represents the rental payments expected to be received during the first year of the lease.

       Interest expense represents tax deductible interest that is expected to be incurred on the related mortgage debt.

       The purchase price was allocated to land (12%) and to buildings (88%), based on an appraisal. Depreciation is computed on a straight-line basis over 40 years.

                                   NET 2 L.P.
                 PRO FORMA BALANCE SHEET AND STATEMENT OF INCOME



The accompanying Pro Forma Balance Sheet of NET 2 L.P. as of December 31, 1998, gives effect to all 1999 acquisitions and dispositions as if such occurred on December 31, 1998.

The accompanying Pro Forma Statement of Income for the year ended December 31, 1998, give effect to all 1999 and 1998 sales and acquisitions, as if such occurred as of January 1, 1998.

The Pro Forma Balance Sheet and Statement of Income were prepared by the management of the Partnership. These pro forma statements may not be indicative of the results that would have actually occurred if such had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Balance Sheet and Statement of Income should be read in conjunction with the Partnership's audited financial statements as of December 31, 1998 (which are contained in the Partnership's Form 10-K), and the accompanying notes thereto.

                                   NET 2 L.P.
                             PRO FORMA BALANCE SHEET
                                December 31, 1998
         (Unaudited and in thousands, except units and per unit amounts)


                                                                                      Pro Forma
                                 ASSETS                             Historical       Adjustments       Pro Forma
                                 ------                             ----------       -----------       ---------
Real estate, net                                                   $   61,512       $     28,275       $  89,787
Properties held for sale                                                4,650             (4,650)           -
Cash and cash equivalents                                                 518                                518
Restricted cash                                                         9,861             (1,817)          8,044
Deferred expenses, net                                                    429                174             603
Rent receivable                                                         1,667               -              1,667
Other assets                                                              281               -                281
                                                                   ----------       ------------      ----------
   Total assets                                                    $   78,918       $     21,982      $  100,900
                                                                   ==========       ============      ==========

               LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

Mortgage notes payable                                             $   41,519       $     21,207       $  62,726
Accrued interest payable                                                  216               -                216
Accounts payable and other liabilities                                    179               -                179
                                                                   ----------       ------------      ----------
                                                                       41,914             21,207          63,121
                                                                   ----------       ------------      ----------

Partners' capital (deficit):
   General Partner                                                       (274)                15            (259)
   Limited Partners ($100 per Unit, 500,000 Units
     authorized, 477,167 Units issued
     and outstanding)                                                  37,278                760          38,038
                                                                       ------            -------        --------
                                                                       37,004                775          37,779
                                                                       ------            -------        --------

   Total liabilities and partners' capital                         $   78,918       $     21,982       $ 100,900
                                                                   ==========       ============       =========

                                   NET 2 L. P.
                        NOTES TO PRO FORMA BALANCE SHEET
                                   (Unaudited)



1.       Pro Forma Adjustments

         The adjustment to real estate, net reflects the purchase price of the acquisitions.

         The adjustment to restricted cash represents net change in restricted cash resulting from the purchase and sale of the properties.

         The adjustment to mortgage notes payable reflects the financing of the acquisitions.

         The adjustment to deferred expenses, net reflects costs incurred in obtaining financing of the acquisitions.

         The adjustment to partners' capital (deficit) and properties held for sale reflect the sale of the properties and the corresponding gain.

                                   NET 2 L. P.
                          PRO FORMA STATEMENT OF INCOME
                          Year ended December 31, 1998
              (Unaudited and in thousands, except per unit amounts)



                                                              Pro Forma
                                             Historical      Adjustments       Pro Forma
                                              --------        --------         --------
Revenue:
   Rental                                     $  6,871        $  3,218         $ 10,089
   Interest and other                               92            --                 92
                                              --------        --------         --------
                                                 6,963           3,218           10,181
                                              --------        --------         --------
Expenses:
   Interest expense                              2,277           2,004            4,281
   Depreciation                                  1,238             771            2,009
   Amortization of deferred expenses               154              17              171
   General and administrative                      818            --                818
                                              --------        --------         --------
                                                 4,487           2,792            7,279
                                              --------        --------         --------
Income before gain on
   sale of properties, net                       2,476             426            2,902
   Gain on sale of properties, net               4,516          (4,516)            --
                                              --------        --------         --------
Net Income                                    $  6,992        $ (4,090)        $  2,902
                                              ========        ========         ========

Net income per Unit
   of limited partnership interest (*)    $12.62 to $15.55                   $5.24 to $6.46
                                          ================                   ==============


(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                                   NET 2 L. P.
                     NOTES TO PRO FORMA STATEMENT OF INCOME
                                   (Unaudited)



1.       Pro Forma Adjustments

         The adjustment to rental revenues relates to the establishment of a new measurement date in the straight-lining of rents under the lease term resulting from the acquisition of the properties.

         The adjustment to interest expense relates to the additional debt incurred in financing the acquisitions.

         The adjustment to depreciation relates to an increase in building basis which is depreciated over an estimated useful life of 40 years, using the straight-line method.

         The adjustment to amortization relates to an increase in deferred costs which is amortized over the life of the loan of 10 years, using the straight-line method.

                                    SIGNATURE

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   NET 2 L.P.

                                                   By:   Lepercq Net 2 L.P.
                                                         its general partner

                                                   By:   Lepercq Net 2 Inc.
                                                         its general partner

Date: April 7, 1999                                By:   /s/ E. Robert Roskind
      -------------                                      ---------------------
                                                         E. Robert Roskind
                                                         President